                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 11, 2003

                       LONE STAR STEAKHOUSE & SALOON, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                           0-19907               48-1109495
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(State or other jurisdiction           (Commission           (IRS Employer
 of incorporation)                     File Number)          Identification No.)

    224 East Douglas, Suite 700, Wichita, KS                     67202
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(Address of principal executive offices)                      (zip code)

Registrant's telephone number, including area code: (316) 264-8899
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                                      N/A
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         (Former name or former address, if changed since last report.)

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

(c)         Exhibits

            Exhibit No.             Exhibits
            -----------             --------

               99.1                 First Quarter Preliminary Unaudited Earnings
                                    Release.

Item 9.     Regulation FD Disclosure.
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            On April 11, 2003, Lone Star Steakhouse & Saloon, Inc. announced its results for the twelve weeks ended March 25, 2003. The information  contained in this  report on Form 8-K is being  furnished  pursuant to Item 12 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                LONE STAR STEAKHOUSE & SALOON,
                                                INC.

Dated: April 11, 2003                       By: /s/ John D. White
                                                --------------------------------
                                                Name: John D. White
                                                Title:Executive Vice President